SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 3, 2010

VANITY EVENTS HOLDING, INC.
 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Vanity Events Holding, Inc.
43 West 33rd Street, Suite 600
New York, NY 1001
(Address of principal executive offices) (zip code)

Copies to:
Richard A. Friedman, Esq.
Jonathan R. Shechter, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 8, 2010, Vanity Events Holding, Inc. (the “Company”) dismissed Paula S. Morelli, CPA PC (“Morelli”) as the Company’s independent registered public accounting firm. The Company's decision was approved by its Board of Directors.

During the fiscal year ended December 31, 2009, and any subsequent period through February 8, 2010, (i) there were no disagreements between the Company and Morelli on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Morelli would have caused Morelli to make reference to the matter in its reports on the Company's financial statements, and (ii) except as described below, Morelli’s reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. Morelli’s audit report for the year ended December 31, 2008 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.  During the fiscal year ended December 31, 2008 and through February 8, 2010, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K.

On February 10, 2010, the Company provided Morelli with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Morelli furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated February 10, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On February 3, 2010, the Company engaged RBSM LLP (“RBSM”) as its independent registered public accounting firm for the Company’s fiscal years ended December 31, 2009. The change in the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 3, 2010.

During the year ended December 31, 2009 and any subsequent period through February 3, 2010, the Company did not consult with RBSM regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

Exhibit 16.1	Letter from Paula S. Morelli, CPA PC regarding agreement with 8-K statements

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTITY EVENTS HOLDING, INC.

Dated: February 12, 2010	By:	/s/ Steven Moskowitz
Name: Steven Moskowitz
Title: Chief Executive Officer